AMENDMENT NO. 2 TO

EXHIBIT A

OF THE INVESTMENT MANAGEMENT AGREEMENT

 THIS EXHIBIT to the Investment Management Agreement dated January 4, 2010 (the
"Agreement") between DELAWARE VIP(r) TRUST and DELAWARE MANAGEMENT
COMPANY, a series of Delaware Management Business Trust (the "Investment Manager"),
amended as of the 24th day of June, 2011 lists the Funds for which the Investment Manager provides investment management services pursuant to this Agreement, along with the management fee rate schedule for each Fund and the date on which the Agreement became effective for each Fund.

Fund Name
Effective
Date
Management Fee Schedule (as a
percentage of average daily net assets)
Annual Rate
Delaware VIP Diversified Income Series
January 4,
2010
0.65% on first $500 million
0.60% on next $500 million
0.55% on next $1.5 billion
0.50% on assets in excess of $2.5 billion
Delaware VIP Emerging Markets Series
January 4,
2010
1.25% on first $500 million
1.20% on next $500 million
1.15% on next $1.5 billion
1.10% on assets in excess of $2.5 billion
Delaware VIP High Yield Series
January 4,
2010
0.65% on first $500 million
0.60% on next $500 million
0.55% on next $1.5 billion
0.50% on assets in excess of $2.5 billion
Delaware VIP International Value Equity
Series
January 4,
2010
0.85% on the first $500 million
0.80% on the next $500 million
0.75% on the next $1.5 billion
0.70% on assets in excess of $2.5 billion
Delaware VIP Limited-Term Diversified
Income Series
January 4,
2010
0.50% on first $500 million
0.475% on next $500 million
0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion
Delaware VIP REIT Series
January 4,
2010
0.75% on first $500 million
0.70% on next $500 million
0.65% on next $1.5 billion
0.60% on assets in excess of $2.5 billion
Delaware VIP Small Cap Value Series
January 4,
2010
0.75% on first $500 million
0.70% on next $500 million
0.65% on next $1.5 billion
0.60% on assets in excess of $2.5 billion
Delaware VIP Smid Cap Growth Series
(formerly, Delaware VIP Growth Opportunities Series)
January 4,
2010
0.75% on first $500 million
0.70% on next $500 million
0.65% on next $1.5 billion
0.60% on assets in excess of $2.5 billion
Delaware VIP U.S. Growth Series
January 4,
2010
0.65% on first $500 million
0.60% on next $500 million
0.55% on next $1.5 billion
0.50% on assets in excess of $2.5 billion
Delaware VIP Value Series
January 4,
2010
0.65% on first $500 million
0.60% on next $500 million
0.55% on next $1.5 billion
0.50% on assets in excess of $2.5 billion

DELAWARE MANAGEMENT COMPANY,
a series of Delaware Management Business Trust

DELAWARE VIP TRUST

By: /s/ DAVID P. O'CONNOR
Name: David P. O'Connor
Title: Senior Vice President

By: /s/ PATRICK P. COYNE
Name: Patrick P. Coyne
Title: President

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